Exhibit 10.15

SUPPLEMENT NO. 2 (this “Supplement”) dated as of September 28th, 2007 to the Foreign Subsidiary Guarantee dated as of July 31, 2007 (the “Guarantee”), among TOWER AUTOMOTIVE HOLDINGS EUROPE B.V. (the “European Borrower”), the other Foreign Subsidiaries from time to time party thereto (collectively, the “European Guarantors”) and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Agent.

A. Reference is made to the First Lien Term Loan and Guaranty Agreement dated as of July 31, 2007 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Tower Automotive Holdings USA, LLC, Tower Automotive Holdings Europe B.V., the Guarantors from time to time party thereto, the Lenders from time to time party thereto and JPMCB, as Issuing Lender, and as administrative agent (in such capacity, the “Agent”) for the Lenders.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement or the Guarantee, as applicable.

C. The European Guarantors have entered into the Guarantee in order to induce the Euro Lenders to make Euro Loans. Section 4.14 of the Guarantee provides that additional subsidiaries of Foreign Holdco may become European Guarantors under the Guarantee by execution and delivery of an instrument in the form of this Supplement. The undersigned Foreign Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Loan Agreement to become a European Guarantor under the Guarantee in order to induce the Issuing Lender to make additional extensions of credit and as consideration for Euro Loans previously made by the Euro Lenders.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 4.14 of the Guarantee, the New Subsidiary by its signature below becomes a European Guarantor under the Guarantee with the same force and effect as if originally named therein as a European Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee applicable to it as European Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a European Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a “European Guarantor” in the Guarantee shall be deemed to include the New Subsidiary. The Guarantee is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that set forth under its signature hereto, is the true and correct legal name of the New Subsidiary and its jurisdiction of organization.

SECTION 5. Except as expressly supplemented hereby, the Guarantee shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee) be in writing and given as provided in Section 10.01 of the Loan Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it in care of Tower Automotive, LLC as provided in Section 10.01 of the Loan Agreement.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Guarantee as of the day and year first above written.

European Guarantor:

MT STAHL HANDELSGESELLSCHAFT GMBH

By:	/s/ Kelly Price
	Name:	Kelly Price
	Title:	Managing Director

Agent:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director